Share-Based Payments	12 Months Ended
Dec. 31, 2011
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock-Based Compensation
Share-Based Payments:
The Company has awarded employee stock-based compensation in the form of stock options and restricted stock awards under the terms of compensation plans designed to align employee and executive interests to those of our stockholders.
All employee stock-based compensation awarded in 2011, 2010, and 2009 was issued under the 2008 Equity Incentive Plan, a stockholder-approved plan that provides for grants of nonqualified stock options or incentive stock options, restricted stock, stock appreciation rights, performance shares or performance share units, dividend equivalents, restricted stock units (“RSUs”), or other stock-based awards. The terms of the 2008 Equity Incentive Plan made available up to 6,000,000 shares of common stock to be granted. As of December 31, 2011, the maximum number of shares that could be issued in connection with previously granted but unvested performance-based and market condition restricted stock is 1,907,366. Other than noted above, no additional stock-based compensation awards will be issued from the 2008 Equity Incentive Plan.
In May 2011, our shareholders approved the Amended and Restated 2008 Equity Incentive Plan, which reserves and provides for the grant of up to 9,000,000 shares of common stock. Employee stock-based compensation awarded after 2011 will be issued under this plan.
Historically, we have also issued stock-based compensation out of the following plans which expired in 2008: the 1995, 1997, and 1999 Stock Option Plans, the 1998 Restricted Stock Plan, the Key Executive Incentive Program, and the 2005 Equity Incentive Plan. As of December 31, 2011, we also had 1,204,100 shares available to issue under the 2002 Stock Option Plan; however, we do not intend to issue any additional options from this plan.
Stock Options—
As of December 31, 2011, we had outstanding options from the 1995, 1997, and 2002 Stock Option Plans as well as the 2005 and 2008 Equity Incentive Plans. Under these plans, officers and employees are given the right to purchase shares of HealthSouth common stock at a fixed grant price determined on the day the options are granted. These plans provide for the granting of both nonqualified stock options and incentive stock options. The terms and conditions of the options, including exercise prices and the periods in which options are exercisable, are generally at the discretion of the compensation committee of our board of directors. However, no options are exercisable beyond approximately ten years from the date of grant. Granted options vest over the awards’ requisite service periods, which is generally three years.
The fair values of the options granted during the years ended December 31, 2011, 2010, and 2009 have been estimated at the grant date using the Black-Scholes option-pricing model with the following weighted-average assumptions:

	For the Year Ended December 31,
	2011	2010	2009
Expected volatility	41.5%	44.7%	45.0%
Risk-free interest rate	2.8%	3.1%	2.7%
Expected life (years)	6.7	6.7	6.5
Dividend yield	0.0%	0.0%	0.0%

The Black-Scholes option-pricing model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option-pricing models require the input of highly subjective assumptions, including the expected stock price volatility. We estimate our expected term through an analysis of actual, historical post-vesting exercise, cancellation, and expiration behavior by our employees and projected post-vesting activity of outstanding options. We calculate volatility based on the historical volatility of our common stock over the period commensurate with the expected life of the options. The risk-free interest rate is the implied daily yield currently available on U.S. Treasury issues with a remaining term closely approximating the expected term used as the input to the Black-Scholes option-pricing model. Since we have not historically paid dividends, we do not include a dividend payment as part of our pricing model. We estimate forfeitures through an analysis of actual, historical pre-vesting option forfeiture activity. Under the Black-Scholes option-pricing model, the weighted-average fair value per share of employee stock options granted during the years ended December 31, 2011, 2010, and 2009 was $11.27, $8.54, and $4.64, respectively.
A summary of our stock option activity and related information is as follows:

	Shares (In Thousands)	Weighted- Average Exercise Price per Share	Remaining Life (Years)	Aggregate Intrinsic Value (In Millions)
Outstanding, December 31, 2010	2,493	$22.36
Granted	200	24.21
Exercised	(189)	23.39
Forfeitures	—	—
Expirations	(65)	52.44
Outstanding, December 31, 2011	2,439	21.63	5.3	$3.1
Exercisable, December 31, 2011	1,989	22.34	4.6	2.2

We recognized approximately $1.7 million, $2.0 million, and $3.5 million of compensation expense related to our stock options for the years ended December 31, 2011, 2010, and 2009, respectively. As of December 31, 2011, there was $2.4 million of unrecognized compensation cost related to unvested stock options. This cost is expected to be recognized over a weighted-average period of 21 months.
Restricted Stock—
Prior to 2008, restricted stock awards contained only a service requirement and generally vested over a three-year requisite service period. The restricted stock awards granted in 2011, 2010, and 2009 included service-based awards, performance-based awards (that also included a service requirement), and market condition awards (that also included a service requirement). For awards with a service and/or performance requirement, the fair value of the award is determined by the closing price of our common stock on the grant date. For awards with a market condition, the fair value of the awards is determined using a lattice model.
A summary of our issued restricted stock awards is as follows (share information in thousands):

	Shares	Weighted-Average Grant Date Fair Value
Nonvested shares at December 31, 2010	668	$13.84
Granted	1,900	8.23
Vested	(565)	14.86
Forfeited	(114)	8.22
Nonvested shares at December 31, 2011	1,889	8.23

The weighted-average grant date fair value of restricted stock granted during the years ended December 31, 2010 and 2009 was $16.37 and $7.85 per share, respectively. We recognized approximately $17.7 million, $13.6 million, and $9.1 million of compensation expense related to our restricted stock awards for the years ended December 31, 2011, 2010, and 2009, respectively. As of December 31, 2011, there was $21.3 million of unrecognized compensation expense related to unvested restricted stock. This cost is expected to be recognized over a weighted-average period of 21 months. The remaining unrecognized compensation expense for the performance-based awards may vary each reporting period based on changes in the expected achievement of performance measures.
Non-Employee Stock-Based Compensation Plans—
We maintained the 2004 Director Incentive Plan, as amended and restated, to provide incentives to our non-employee members of our board of directors. Up to 400,000 shares were available to be granted pursuant to the 2004 Director Incentive Plan through the award of shares of unrestricted common stock, restricted stock, and/or RSUs. The 2004 Director Incentive Plan expired during 2008. During the first quarter of 2009, we issued RSUs out of the 2008 Equity Incentive Plan to our non-employee members of our board of directors. Restricted stock awards are subject to a three-year graded vesting period, while the RSUs are fully vested when awarded.
During the years ended December 31, 2011, 2010, and 2009, we issued 37,332, 46,827, and 103,185 RSUs, respectively, with a fair value of $24.11, $17.30, and $7.85, respectively, per unit. We recognized approximately $0.9 million, $0.8 million, and $0.8 million, respectively, of compensation expense upon their issuance in 2011, 2010, and 2009. There was no unrecognized compensation related to unvested shares as of December 31, 2011. As of December 31, 2011, 299,780 RSUs were outstanding.